DEUTSCHE MORGAN GRENFELL                                                     @


                                 CMBS New Issue
                        Term Sheet as of March 17, 1998

                                ----------------
                     Expected Pricing Date: March 23, 1998
                                ----------------

                                 $1,816,541,155
                                 (Approximate)
                Deutsche Mortgage & Asset Receiving Corporation
                                  as Depositor

                           ContiTrade Services L.L.C.
                      German American Capital Corporation
                      Morgan Stanley Mortgage Capital Inc.
              Boston Capital Mortgage Company Limited Partnership
                          Red Mountain Funding, L.L.C.

                            as Mortgage Loan Sellers

                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

DEUTSCHE MORGAN GRENFELL                           MORGAN STANLEY DEAN WITTER

                              Llama Company, L.P.
                   and solely as members of the selling group

ContiFinancial Services Corporation                SouthTrust Securities, Inc.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET              @


                          $1,816,541,155 (Approximate)          March 17, 1998
                 Deutsche Mortgage & Asset Receiving Corporation
                       Mortgage Pass-Through Certificates
                                 Series 1998-C1

Approx. Securities Structure - SUBJECT TO CHANGE

                                           Approx. Face/                                     Expected           Expected
                  Expected                    Notional                   Expected Credit     Weighted           Principal
                   Rating                      Amount                        Support          Average            Payment
Class           (Moody's/Fitch)                ($mm)                       (% of UPB)         Life(a)           Window(a)
------------------------------------------------------------------------------------------------------------------------------

Publicly Offered Classes

X              Aaa/AAA                       $ 1,816.5                       32.0%            9.9               4/98 - 2/23
A1             Aaa/AAA                           382.9                       32.0%            5.5               4/98 - 9/07
A2             Aaa/AAA                           852.4                       32.0%            9.7               9/07 - 2/08
B              Aa2/AA                            109.0                       26.0%            9.9               2/08 - 2/08
C              A2/A                              109.0                       20.0%           10.0               2/08 - 3/08
D              Baa2/BBB                           99.9                       14.5%           11.9               3/08 - 7/12
E              Baa3/BBB-                          27.2                       13.0%           14.5               7/12 - 11/12


------------------------------------------------------------------------------------------------------------------------------
Privately Placed Classes (144a):  Not Offered
F              NR/BB+                             45.4                       10.5%           14.6              11/12 - 11/12
G              NR/BB                              45.4                        8.0%           14.7              11/12 - 12/12
H              NR/BB-                             18.2                        7.0%           14.7              12/12 - 12/12
J              NR/B+                              22.7                        5.75%          14.8              12/12 - 1/13
K              NR/B                               22.7                        4.5%           14.8               1/13 - 8/13
L              NR/B-                              40.9                        2.25%          17.4               8/13 - 10/17
M              Unrated                            40.9                        0.0%           21.3              10/17 - 2/23

Total Securities:                             $1,816.5
------------------------------------------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR and no balloon extension.
(b) Notional amount.

Key Features:

Co-Lead Managers:                                      Deutsche Morgan Grenfell and Morgan Stanley Dean Witter
Co-Manager:                                            Llama Company, L.P.
Mortgage Loan Sellers:                                 ContiFinancial Services Corporation - $682,577,438 (37.6%)
                                                       German American Capital Corporation - $452,581,252 (24.9%)
                                                       Morgan Stanley Mortgage Capital Inc. - $299,073,774 (16.5%)
                                                       Red Mountain Funding, L.L.C. - $221,744,773 (12.2%)
                                                       Boston Capital Mortgage Company L.P. - $160,563,918 (8.8%)
Master Servicer:                                       Banc One Mortgage Capital Markets, LLC
Special Servicer:                                      Banc One Mortgage Capital Markets, LLC
Purchaser of Classes K, L and M                        Banc One Mortgage Capital Markets, LLC
Trustee:                                               LaSalle National Bank
Pricing:                                               On or about March 23rd
Closing:                                               On or about March 27th
Settlement:                                            All classes will settle plus accrued from March 1
Cut-Off Date:                                          March 1, 1998
Distribution Date:                                     15th of each month, or following business day (commencing
                                                       April 1998)
ERISA Eligible:                                        Classes A1, A2 and X are ERISA eligible subject to certain conditions for eligibility
Representations & Warranties:                          Provided by applicable Mortgage Loan Sellers
Structure:                                             Sequential pay
Interest Accrual Period:                               Prior calendar month
Day Count:                                             30/360
Tax Treatment:                                         REMIC
Rated Final Distribution Date:                         June 15, 2031
Clean up Call:                                         1.0%
Minimum Denominations:                                 Classes A1, A2, B, C, D and E: $50,000 & $1
                                                       Class X: $1,000,000 Notional Amount & $1

Collateral Facts
Cut-Off Date Balance:                                        1,816,541,155
Number of Mortgage Loans:                                              371
Number of Mortgage Properties:                                         521
Average Cut-Off Date Principal Balance:                         $4,896,337
Weighted Average Current Mortgage Interest Rate:                     7.78%
Weighted Average DSCR:                                                1.40x
Weighted Average Cut-Off Date LTV Ratio:                              72.6
Weighted Average Remaining Term to Maturity:                       135mos.


                       Overview of Prepayment Restrictions

Prepayment Restriction                                % of Initial Pool Balance
-------------------------------------------------------------------------------

Lockout Period with Yield Maintenance                              42.85%
Lockout Period with Defeasance                                     35.13
Lockout Period with Yield Maintenance and                           8.00
Prepayment Premium
Lockout Period with Defeasance and                                  4.24
Prepayment Premium
Lockout Period with Prepayment Premium                              3.76
Yield Maintenance with Prepayment Premium                           2.28
Yield Maintenance only                                              1.70
Lockout Period only                                                 1.52
Other (a)                                                           0.52
                                                                  ------
      Total                                                       100.00


(a) Includes Mortgage Loans with other types and combinations of prepayment restrictions.


Selected Loan Data:

                                               Cut-Off Date Principal Balance
                                                 (as of March 1, 1998)(a)
                                            ----------------------------------
Geographic            Number of                                      % by
Distribution     Mortgage Properties        (Balance)                Balance
------------------------------------------------------------------------------
California               56                303,807,858              16.72%
New York                 49                189,911,727              10.45%
Massachusetts            19                153,316,040               8.44%
Florida                  34                143,255,877               7.89%
Texas                    67                117,276,326               6.46%
Other                   296                908,973,327              50.04%
                        ---                -----------              ------
Total                   521              1,816,541,155             100.00%



                                            Cut-Off Date Principal Balance
                                               (as of March 1, 1998)(a)
                      Number of            ------------------------------------
                      Mortgage                                      % by
Property Type        Properties            (Balance)                Balance
-------------------------------------------------------------------------------
Multifamily             109                418,200,760              23.02%
Anchored Retail          47                295,127,291              16.25%
Hospitality              44                257,394,676              14.17%
Office                   52                238,403,474              13.12%
Unanchored Retail        67                140,301,317               7.72%
Nursing Home, Skilled    28                126,819,603               6.98%
Industrial               28                 96,898,812               5.33%
Self Storage             97                 96,569,962               5.32%
Assisted Living          11                 45,377,412               2.50%
Special Purpose          17                 39,085,328               2.15%
Mobile Home Park         11                 38,064,733               2.10%
Mixed Use                10                 24,297,787               1.34%
                         --                -----------               -----
Total                   521              1,816,541,155             100.00%

(a) Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

              APPROXIMATE SECURITIES STRUCTURE - SUBJECT TO CHANGE

                                                                                                    Expected
                      Expected     Approx.       Expected                                            Weighted      Expected
                       Rating       Size          Credit      Targeted       Coupon                Average Life    Principal
       Class      (Moody's/Fitch)   ($mm)        Support    Dollar Price  Description    Delivery   (yrs.) (a)  Payment Window (a)
-----------------------------------------------------------------------------------------------------------------------------------
Publicly Offered Classes:

         X            Aaa/AAA    $ 1,816.5         32.0%                   Variable IO(d)  DTC (e)       9.9       4/98 - 2/23
        A1            Aaa/AAA        382.9         32.0%                     Fixed         DTC (e)       5.5       4/98 - 9/07
        A2            Aaa/AAA        852.4         32.0%                     Fixed         DTC (e)       9.7       9/07 - 2/08
         B             Aa2/AA        109.0         26.0%                     Fixed         DTC (e)       9.9       2/08 - 2/08
         C              A2/A         109.0         20.0%                     Fixed         DTC (e)      10.0       2/08 - 3/08

         D            Baa2/BBB        99.9         14.5%                     Fixed         DTC (e)      11.9       3/08 - 7/12
         E           Baa3/BBB-        27.2         13.0%                     Fixed    (c)  DTC (e)      14.5       7/12 - 11/12



-----------------------------------------------------------------------------------------------------------------------------------
Privately Placed Classes:  Not Offered

         F             NR/BB+         45.4         10.5%                     Fixed    (c)               14.6      11/12 - 11/12
         G             NR/BB          45.4          8.0%                     Fixed    (c)               14.7      11/12 - 12/12
         G             NR/BB-         18.2          7.0%                     Fixed    (c)               14.7      12/12 - 12/12
         H             NR/B+          22.7          5.75%                    Fixed    (c)               14.8      12/12 - 1/13
         J              NR/B          22.7          4.5%                     Fixed    (c)               14.8       1/13 - 8/13
         K             NR/B-          40.9          2.25%                    Fixed    (c)               17.4       8/13 - 10/17
         L            Unrated         40.9          0.0%                     Fixed    (c)               21.3      10/17 - 2/23


-----------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated at 0% CPR and no balloon extension.
(b)  Notional amount.
(c) The coupon will be fixed, provided that the coupon will not exceed the Weighted Average Net Mortgage Pass-Through Rate in effect from time to time on the mortgage loans.
(d) The Class X coupon is calculated as the Weighted Average Net Mortgage Pass-Through Rate less the Weighted Average Pass-Through Rate.
(e)  Delivery shall be DTC, Euroclear and Cedel.

                               STRUCTURAL OVERVIEW

Approximate Percent                   Moody's          Fitch's      Approximate Credit
of Total                              Rating           Rating            Support
--------------------------------------------------------------------------------------
                                      Class A1         Class A2
                                       (21.0%)         (47.0%)
68.0%                                  Aaa/AAA         Aaa/AAA            32.0%
                       ------------------------------------------------
6.0%                   Class B         Aa2              AA                26.0%
                       ------------------------------------------------
6.0%          Class    Class C         A2               A                 20.0%
                       ------------------------------------------------
5.5%            X      Class D        Baa2             BBB                14.5%
                       ------------------------------------------------
1.5%         Aaa/AAA   Class E        Baa3             BBB-               13.0%
                       ------------------------------------------------
2.5%                   Class F      Not rated          BB+                10.5%
                       ------------------------------------------------
2.5%                   Class G      Not rated           BB                8.0%
                       ------------------------------------------------
1.0%                   Class H      Not rated          BB-                7.0%
                       ------------------------------------------------
1.25%                  Class J      Not rated           B+                5.75%
                       ------------------------------------------------
1.25%                  Class K      Not rated           B                 4.5%
                       ------------------------------------------------
2.25%                  Class L      Not rated           B-                2.25%
                       ------------------------------------------------
2.25%                  Class M      Not rated        Unrated              0.0%
                       ------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                          STRUCTURAL OVERVIEW - Cont.

o    The Mortgage Pool will be comprised of one Loan Group
     -- Principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H,J, K, L and M Certificates (If all classes other than classes A1 and A2 have been reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A Certificates each month

o Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X) (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

o The servicer will cover net prepayment interest shortfalls, up to Master Servicing Fee. Net shortfalls (after application of prepayment interest excesses) will be allocated in reverse alphabetical order to the Certificates and then pro-rata (based on interest entitlements) to the Senior Certificates

o    All classes will pay interest on a 30/360 basis

o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances


                            MORTGAGE POOL OVERVIEW

o The Mortgage Pool is comprised of 371 multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $1,816,541,155


o All of the Mortgage Loans are secured by first liens on multifamily and commercial properties


o    The Pool's average Cut-Off Date Principal Balance is approximately
     $4,896,337


o    The Pool's weighted average current Debt Service Coverage Ratio is 1.40x


o    The Pool's Cut-Off Date LTV is 72.6%

The Pool's weighted average Mortgage Interest Rate is approximately 7.78


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


                             PREPAYMENT PROVISIONS

o Approximately 100% of the Pool Balance has prepayment protection as of the Cut-Off Date

o    Approximately 95.6% of the Pool Balance is locked out as of the Cut-Off
     Date

-----------------------------------------------------------------------------------------------------------------------------------
                                        Prepayment Lock-Out/ Premium Analysis
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Percentage of Mortgage Pool by Prepayment Restriction Assuming No Prepayment
                                             --------------------------------------------------------------------------------------

                 Prepayment                 April         April       April         April       April         April       April
                Restrictions                 1998         1999         2000         2001         2002         2003         2004
----------------------------------------------------------------------------------------------------------------------------------
Locked Out                                  95.55%       91.52%       74.07%       57.68%       50.96%       11.72%       11.21%
Defeasance                                   0.00%        0.00%       16.09%       27.50%       30.36%       33.21%       33.29%
Greater of 1% or Yield                       3.36%        6.52%        6.83%        9.33%       12.05%       31.62%       32.01%
Maintenance
Yield Maintenance                            0.62%        1.50%        1.66%        2.82%        3.76%       11.50%       11.46%
----------------------------------------------------------------------------------------------------------------------------------
Subtotal                                    99.54%       99.54%       98.64%       97.32%       97.13%       88.05%       87.97%

5.00 or Greater                              0.46%        0.46%        0.46%        0.53%        0.02%        4.86%        0.08%
4.00 - 4.99%                                 0.00%        0.00%        0.00%        1.13%        0.67%        0.08%        4.85%
3.00 - 3.99%                                 0.00%        0.00%        0.75%        0.12%        0.98%        3.94%        0.08%
2.00 - 2.99%                                 0.00%        0.00%        0.00%        0.75%        0.30%        2.63%        0.50%
1.00 - 1.99%                                 0.00%        0.00%        0.00%        0.00%        0.75%        0.30%        6.20%
 <1%                                         0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Open                                         0.00%        0.00%        0.15%        0.15%        0.15%        0.14%        0.32%
----------------------------------------------------------------------------------------------------------------------------------
Totals                                     100.00%      100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
Mortgage Pool Balance ($ million)       $1,816.54    $1,796.37    $1,753.80    $1,728.55    $1,701.25    $1,647.11    $1,615.95
% of Initial Pool Balance                  100.00%       98.89%       96.55%       95.16%       93.65%       90.67%       88.96%
----------------------------------------------------------------------------------------------------------------------------------

                                        Prepayment Lock-Out/ Premium Analysis
--------------------------------------------------------------------------------
                                      Percentage of Mortgage Pool by Prepayment
                                          Restriction Assuming No Prepayment
                                      ------------------------------------------

                 Prepayment                 April         April         April
                Restrictions                2005          2006           2007
--------------------------------------------------------------------------------
Locked Out                                  6.81%         4.11%         3.80%
Defeasance                                  36.44%        36.56%        34.53%
Greater of 1% or Yield                      31.96%        33.98%        33.87%
Maintenance
Yield Maintenance                           11.87%        11.81%        11.86%
--------------------------------------------------------------------------------
Subtotal                                    86.45%        86.46%        84.05%

5.00 or Greater                             0.36%         0.00%         0.00%
4.00 - 4.99%                                0.07%         0.35%         0.34%
3.00 - 3.99%                                6.09%         0.07%         0.00%
2.00 - 2.99%                                0.24%         6.09%         0.25%
1.00 - 1.99%                                2.01%         0.92%         6.17%
 <1%                                        0.00%         1.33%         0.00%
Open                                        4.78%         4.79%         9.17%
--------------------------------------------------------------------------------
Totals                                    100.00%       100.00%       100.00%
Mortgage Pool Balance ($ million)      $1,561.07     $1,524.66     $1,470.23
% of Initial Pool Balance                  85.94%        83.93%         80.94%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                          Prepayment Lock-Out/ Premium Analysis

                                         Percentage of Mortgage Pool by Prepayment
                                             Restriction Assuming No Prepayment
                                        -------------------------------------------

                 Prepayment                 April      April       April
                Restrictions                2008       2009         2010
-----------------------------------------------------------------------------------
Locked Out                                0.00%        0.00%        0.00%
Defeasance                                24.52%       24.80%       26.51%
Greater of 1% or Yield                    38.39%       38.30%       40.27%
Maintenance
Yield Maintenance                         7.20%        7.10%        2.66%
-----------------------------------------------------------------------------------
Subtotal                                  70.11%       70.20%       69.44%

5.00 or Greater                           0.85%        0.00%        0.00%
4.00 - 4.99%                              5.73%        0.82%        0.14%
3.00 - 3.99%                              1.35%        6.80%        0.82%
2.00 - 2.99%                              5.02%        0.11%        6.82%
1.00 - 1.99%                              1.05%        5.08%        5.42%
 <1%                                      0.00%        0.00%        0.00%
Open                                      15.90%       16.98%       17.36%
-----------------------------------------------------------------------------------
Totals                                   100.00%      100.00%      100.00%
Mortgage Pool Balance ($ million)        348.54       $334.76      $303.29
% of Initial Pool Balance                 19.19%       18.43%       16.70%
-----------------------------------------------------------------------------------


                      ALLOCATION OF PREPAYMENT PENALTIES

Allocation of Prepayment Premiums

All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated (i) to an amount equal to, and pro rata on the basis of, the "PV Yield Loss Amount" for the Class X Certificates and for Class A1 and A2 to the extent they receive principal; (ii) sequentially to the holders of the remaining Classes of Offered Certificates in an amount up to the corresponding "PV Yield Loss Amount" for such class of Offered Certificates; and (iii) to the extent there are any excess amounts, to Class X.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

                                                         PERCENTAGE OF
                                                           AGGREGATE       AVERAGE CUT-  WEIGHTED AVERAGE      WEIGHTED
                           NUMBER OF   CUT-OFF DATE       CUT-OFF DATE      OFF DATE       DEBT SERVICE        AVERAGE
RANGE OF CUT-OFF DATE      MORTGAGE     PRINCIPAL          PRINCIPAL       PRINCIPAL        COVERAGE       MORTGAGE INTEREST
  PRINCIPAL BALANCE          LOANS       BALANCE            BALANCE         BALANCE           RATIO             RATE
--------------------------------------------------------------------------------------------------------------------------------
        < $999,999            45          $   28,829,529     1.59%      $     640,656         1.47x           8.6585%

  1,000,000 - 1,999,999       82             126,497,227     6.86           1,542,649         1.59             8.0800
  2,000,000 - 2,999,999       54             133,367,908     7.34           2,469,776         1.37             7.9947
  3,000,000 - 3,999,999       58             204,203,497    11.24           3,520,750         1.48             7.8202
  4,000,000 - 4,999,999       31             140,377,287     7.73           4,528,300         1.41             7.7276
  5,000,000 - 5,999,999       25             137,642,316     7.58           5,505,693         1.39             7.7600
  6,000,000 - 6,999,999        7              46,626,359     2.57           6,660,908         1.38             7.7422
  7,000,000 - 7,999,999       16             121,805,845     6.71           7,612,865         1.47             7.9569
  8,000,000 - 8,999,999       11             101,599,170     5.14           8,496,081         1.25             8.0099
  9,000,000 - 9,999,999        8              76,554,132     4.21           9,569,267         1.30             7.7297
 10,000,000 - 11,999,999       6              66,806,360     3.68          11,134,393         1.40             7.7037
 12,000,000 - 13,999,999       7              91,691,482     5.05          13,098,783         1.29             7.9182
 14,000,000 - 16,999,999       5              79,799,865     4.39          15,959,973         1.38             7.8456
17,000,000 - 39,999,999.99    13             292,211,822    16.09          22,477,832         1.35             7.6582
       > 40,000,000            3             176,670,634     9.73          58,890,211         1.36             7.2138
                              ---         --------------   ------          ----------         ----             ------
          Total               371         $1,816,541,155   100.00%       $  4,896,337         1.40x            7.7826%
                                      WEIGHTED
                                       AVERAGE
                                      REMAINING        WEIGHTED
RANGE OF CUT-OFF DATE                  TERM TO     AVERAGE CURRENT
  PRINCIPAL BALANCE                   MATURITY           LTV
-------------------------------------------------------------------------
        < $999,999                        133.5          63.51%

  1,000,000 - 1,999,999                   132.1          66.23
  2,000,000 - 2,999,999                   122.2          71.99
  3,000,000 - 3,999,999                   128.0          71.51
  4,000,000 - 4,999,999                   135.9          73.20
  5,000,000 - 5,999,999                   129.2          71.54
  6,000,000 - 6,999,999                   144.0          71.13
  7,000,000 - 7,999,999                   130.7          74.75
  8,000,000 - 8,999,999                   146.6          73.94
  9,000,000 - 9,999,999                   164.2          71.53
 10,000,000 - 11,999,999                  169.6          73.68
 12,000,000 - 13,999,999                  133.2          68.82
 14,000,000 - 16,999,999                  127.7          73.23
17,000,000 - 39,999,999.99                148.2          74.95
       > 40,000,000                       118.0          76.54
                                          -----          -----
          Total                           135.0          72.58%

(a)  Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE

                                            PERCENTAGE OF                                  WEIGHTED
                                              AGGREGATE     AVERAGE CUT-                    AVERAGE     WEIGHTED       WEIGHTED
                   NUMBER OF   CUT-OFF DATE  CUT-OFF DATE     OFF DATE    WEIGHTED AVERAGE  MORTGAGE     AVERAGE       AVERAGE
                   MORTGAGE     PRINCIPAL     PRINCIPAL      PRINCIPAL      DEBT SERVICE    INTEREST  REMAINING TERM   CURRENT
PROPERTY STATE      LOANS       BALANCE (B)    BALANCE        BALANCE      COVERAGE RATIO     RATE     TO MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
California          56       $303,807,858     16.72%       $5,425,140         1.38x          7.6688       152.4         71.72
New York            49        189,911,727      10.45        3,875,750         1.37           7.7465       128.0         73.19
Massachusetts       19        153,316,040      8.44         8,069,265         1.32           7.1429       123.0         75.22
Florida             34        143,255,877      7.89         4,213,408         1.33           8.0778       116.0         70.97
Texas               67        117,276,326      6.46         1,750,393         1.46           7.9246       119.0         72.30
Georgia             34        97,658,251       5.38         2,872,302         1.33           7.8119       127.7         77.14
Pennsylvania        27        85,106,381       4.69         3,152,088         1.31           7.5007       117.2         74.07
Colorado            14        74,848,481       4.12         5,346,320         1.26           7.5431       165.4         71.55
Tennessee           13        64,720,707       3.56         4,978,516         1.32           8.1335       149.5         74.94
Virginia            11        48,752,389       2.68         4,432,035         1.50           8.3853       216.3         70.77
Maryland            10        44,698,713       2.46         4,469,871         1.39           8.0869       126.3         65.06
Washington          10        38,871,873       2.14         3,887,187         1.44           7.8323       131.7         70.29
Alabama             4         34,543,983       1.90         8,635,996         1.47           8.2935       205.2         69.65
Nevada              3         31,744,969       1.75        10,581,656         1.75           8.0314       116.6         60.14
Louisiana           8         30,491,484       1.68         3,811,435         1.20           7.9231       161.6         78.54
Michigan            22        29,978,582       1.65         1,362,663         1.51           7.3653       141.2         73.84
Illinois            8         29,830,907       1.64         3,728,863         1.44           7.6951       125.6         73.81
Puerto Rico         1         27,955,965       1.54        27,955,965         1.31           7.2250       118.0         84.72
Missouri            15        26,583,313       1.46         1,772,221         1.74           8.1673       131.6         69.26
New Hampshire       9         25,823,694       1.42         2,869,299         1.23           9.0030        49.3         78.17
Arizona             9         25,451,684       1.40         2,827,965         1.92           8.1631       134.6         70.20
North Carolina      13        21,077,871       1.16         1,621,375         1.45           7.9591       128.9         74.11
Connecticut         6         19,018,060       1.05         3,169,677         1.45           7.9845       116.7         72.54
Ohio                6         18,639,717       1.03         3,106,620         1.46           7.8408       125.0         65.15
Wisconsin           5         16,734,678       0.92         3,346,936         1.86           7.3600       118.0         65.31
Oregon              7         15,416,719       0.85         2,202,388         1.38           7.7640       122.9         71.15
Arkansas            19        14,474,667       0.80           761,825         1.51           7.7998       117.9         73.06
New Jersey          5         11,631,289       0.64         2,326,258         1.32           7.4531       133.5         73.99
Vermont             2         10,281,722       0.57         5,140,861         1.34           7.4743       118.0         74.40
Kentucky            2         10,029,153       0.55         5,014,576         1.51           7.3891       145.4         83.32
Oklahoma            5          9,843,750       0.54         1,968,750         1.49           8.0120       117.2         71.95
New Mexico          4          7,315,019       0.40         1,828,755         1.48           8.0743        84.6         75.86
Iowa                3          6,851,663       0.38         2,283,888         1.33           7.6487       228.4         73.51
West Virginia       1          6,400,000       0.35         6,400,000         1.38           7.7100       120.0         64.00
Utah                6          5,095,155       0.28           849,192         1.38           8.5422       118.3         66.19
Idaho               2          3,787,298       0.21         1,893,649         1.63           8.0747       117.3         58.86
Minnesota           2          3,698,139       0.20         1,849,070         1.30           7.4610       117.0         74.46
Kansas              2          2,891,305       0.16         1,445,653         1.19           7.7437       160.9         68.50
Rhode Island        2          2,442,810       0.13         1,221,405         1.29           8.0670       142.7         66.72
Indiana             1          1,939,366       0.11         1,939,366         1.33           9.0000       114.0         79.16
Hawaii              1          1,488,442       0.08         1,488,442         1.88           9.0625       115.0         56.44
South Carolina      2          1,487,462       0.08           743,731         1.48           7.4720       118.0         79.48
Mississippi         2          1,367,666       0.08           683,833         1.48           7.4720       118.0         79.48
Total             521     $1,816,541,155     100.00%     $  3,486,643        1.40x           7.7826       135.0         72.58%

(a) Column totals may not sum due to rounding.

(b) For purposes of describing geographic concentration, loans secured by multiple properties are allocated a Cut-off Date Principal Balance based on the Allocated Principal Amounts.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE


[GRAPHIC OMIITED - MAP OF UNITED STATES SHOWING GEOPRAPHIC DISTRIBUTION
                   BY CUT-OFF DATE PRINCIPAL BALANCE. DATA ON PREVIOUS PAGE IN TABULAR FORMAT]


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


         PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE

                                                         PERCENTAGE OF                 WEIGHTED    WEIGHTED   WEIGHTED
                              NUMBER                       AGGREGATE      AVERAGE    AVERAGE DEBT  AVERAGE     AVERAGE     WEIGHTED
                                OF        CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE    SERVICE    MORTGAGE    REMAINING    AVERAGE
                             MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     COVERAGE    INTEREST    TERMS TO     CURRENT
PROPERTY TYPE               PROPERTIES      BALANCE          BALANCE      BALANCE       RATIO        RATE      MATURITY        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily                    109        418,200,760       23.02        3,836,704       1.33       7.3786       126.2     74.40
Anchored Retail                 47        295,127,291       16.25        6,279,304       1.28       7.5631       161.5     75.65
Hospitality                     44        257,394,676       14.17        5,849,879       1.53       8.1611       146.1     68.93
Office                          52        238,403,474       13.12        4,584,682       1.33       7.6571       119.5     72.68
Unanchored Retail               67        140,301,317        7.72        2,094,050       1.36       7.8859       125.9     71.60
Nursing Home, Skilled           28        126,819,603        6.98        4,529,272       1.64       8.4413       130.7     73.66
Industrial                      28         96,898,812        5.33        3,460,672       1.35       7.9599       117.4     65.87
Self-Storage                    97         96,569,962        5.32          995,567       1.52       7.7344       124.9     74.71
Assisted  Living Facility       11         45,377,412        2.50        4,125,219       1.57       7.8944       170.8     69.75
Special Purpose                 17         39,085,328        2.15        2,299,137       1.54       9.0857       141.7     68.99
Mobile Home Park                11         38,064,733        2.10        3,460,430       1.30       7.7595       117.2     75.77
Mixed Use                       10         24,297,787        1.34        2,429,779       1.39       7.7998       135.9     66.04
                                --         ----------        ---         ---------       ----       ------       -----     -----
Total                          521     $1,816,541,155      100.00%    $  3,486,643       1.40x      7.7826%      135.0     72.58%

(a)  Column totals may not sum due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                          DEBT SERVICE COVERAGE RATIO


o    Weighted Average Current Debt Service Coverage Ratio: 1.40X

o    94% of the Portfolio has Debt Service Coverage Ratio Greater Than 1.20X

                                                                         WEIGHTED
                                           PERCENTAGE                     AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER                    OF AGGREGATE   AVERAGE CUT-      DEBT       AVERAGE   AVERAGE         WEIGHTED
   RANGE OF        OF         CUT-OFF DATE CUT-OFF DATE     OFF DATE       SERVICE    MORTGAGE  REMAINING         AVERAGE
 DEBT SERVICE    MORTGAGE      PRINCIPAL    PRINCIPAL      PRINCIPAL      COVERAGE    INTEREST   TERM TO          CURRENT
COVERAGE RATIOS   LOANS         BALANCE      BALANCE        BALANCE         RATIO       RATE     MATURITY           LTV
----------------------------------------------------------------------------------------------------------------------------
    < 1.00         1       $     8,868,778    0.49 %     $  8,868,778       1.00      8.3100     114.0             76.55%
  1.01 - 1.10      3            16,002,625    0.88          5,334,208       1.06      8.3988     197.5             79.97
  1.11 - 1.20     22            83,886,591    4.62          3,813,027       1.17      7.9463     121.6             76.50
  1.21 - 1.30    115           664,590,022   36.59          5,779,044       1.26      7.6673     134.1             75.20
  1.31 - 1.40     90           476,529,826   26.23          5,294,776       1.34      7.6268     131.1             74.39
  1.41 - 1.50     53           273,202,761   15.04          5,154,769       1.45      7.8389     127.3             69.10
  1.51 - 1.60     29           109,077,047    6.00          3,761,277       1.56      8.3980     184.5             70.36
  1.61 - 1.70     12            37,618,803    2.07          3,134,900       1.65      8.0598     143.7             66.47
  1.71 - 1.80     12            55,288,220    3.04          4,607,352       1.77      7.9430     121.7             61.49
  1.81 - 1.90      9            28,495,448    1.57          3,166,161       1.84      7.7780     120.7             63.03
  1.91 - 2.00     11            27,654,530    1.52          2,514,048       1.95      8.2479     121.7             66.25
  2.01 - 2.20      4             7,100,563    0.39          1,775,141       2.13      7.6114     117.7             56.05
  2.21 - 2.40      3             7,842,511    0.43          2,614,170       2.29      8.0652     115.9             54.73
  2.41 - 2.80      1             7,484,433    0.41          7,484,433       2.75      8.5410     177.0             73.38
  2.81 - 3.00      2             4,680,771    0.26          2,340,385       2.93      7.7926     250.1             37.47
    3.01 >=        4             8,218,227    0.45          2,054,557       4.14      7.9320     145.8             49.83
     Total       371        $1,816,541,155  100.00%      $  4,896,337       1.40x     7.7826     135.0            72.58%


(a)  Column totals may not add due to rounding


                       CUT-OFF DATE LOAN TO VALUE RATIO

o    WEIGHTED AVERAGE CURRENT LOAN TO VALUE RATIO: 72.6%

                                                                         WEIGHTED
                                           PERCENTAGE                     AVERAGE    WEIGHTED   WEIGHTED
   RANGE OF      NUMBER                    OF AGGREGATE   AVERAGE CUT-      DEBT       AVERAGE   AVERAGE         WEIGHTED
   CURRENT         OF         CUT-OFF DATE CUT-OFF DATE     OFF DATE       SERVICE    MORTGAGE  REMAINING         AVERAGE
LOAN-TO-VALUE   MORTGAGE      PRINCIPAL    PRINCIPAL      PRINCIPAL      COVERAGE    INTEREST   TERM TO          CURRENT
    RATIOS        LOANS         BALANCE      BALANCE        BALANCE         RATIO       RATE     MATURITY           LTV
-------------------------------------------------------------------------------------------------------------------------
25.00% - 30.00%    2       $    2,345,866       0.13%    $  1,172,933      3.51x      7.4105%    118.5           26.36%
 30.01 - 50.00    13           37,882,154       2.09        2,914,012      1.82       8.3480     116.0           43.85
 50.01 - 60.00    41          120,527,725       6.64        2,939,701      1.68       8.1494     131.9           56.84
 60.01 - 65.00    44          134,273,603       7.39        3,051,673      1.55       7.7996     124.8           62.67
 65.01 - 70.00    51          171,507,649       9.44        3,362,895      1.48       8.0671     154.9           68.47
 70.01 - 75.00   108          589,843,393      32.47        5,461,513      1.36       7.7106     134.0           73.42
 75.01 - 80.00    92          657,069,467      36.17        7,142,059      1.31       7.6945     135.1           77.93
 80.01 - 85.00    18           91,208,437       5.02        5,067,135      1.26       7.6736     127.6           82.47
 85.01 - 95.00     2           11,882,859       0.65        5,941,430      1.30       7.3112     159.2           90.71
Total            371       $1,816,541,155     100.00%    $  4,896,337      1.40x      7.7826%    135.0           72.58%

(a) Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                    REMAINING AMORTIZATION TERM (IN MONTHS)

                                                                              WEIGHTED
                                                   PERCENTAGE                  AVERAGE  WEIGHTED    WEIGHTED
                                                  OF AGGREGATE   AVERAGE CUT-   DEBT     AVERAGE    AVERAGE
   RANGE OF         NUMBER OF    CUT-OFF DATE     CUT-OFF DATE     OFF DATE    SERVICE  MORTGAGE   REMAINING        WEIGHTED
  AMORTIZATION       MORTGAGE     PRINCIPAL        PRINCIPAL      PRINCIPAL   COVERAGE  INTEREST    TERM TO      AVERAGE CURRENT
     TERMS            LOANS         BALANCE          BALANCE        BALANCE     RATIO     RATE      MATURITY           LTV
----------------------------------------------------------------------------------------------------------------------------------
    131-190             14      $     33,901,288      1.87        $2,421,521    1.43x     8.8352       161.1             70.12 %
    191-250             55           155,854,785      8.58         2,833,723    1.55      8.1791       169.1             67.75
    251-270              2             2,186,047      0.12         1,093,023    1.46      8.6100       115.0             73.56
    271-290             13            92,016,761      5.07         7,078,212    1.31      8.2179       106.8             78.36
    291-310            158           506,659,040     27.89         3,206,703    1.50      8.0688       131.5             68.11
    311-330              3            30,099,217      1.66        10,033,072    1.32      7.8513       126.9             68.66
    331-360            107           735,366,861     40.48         6,872,587    1.32      7.5652       138.7             74.70
     361>=              19           260,457,156     14.34        13,708,271    1.34      7.2965       118.6             76.89
                      ----           -----------     -----        ----------    ----      ------       -----             -----
Total                  371        $1,816,541,155     100.00%      $4,896,337   1.40x      7.7826%      135.0             72.58

(a) Column totals may not add due to rounding.


                        CURRENT MORTGAGE INTEREST RATES

                                                                              WEIGHTED
                                                   PERCENTAGE                  AVERAGE  WEIGHTED    WEIGHTED
                                                  OF AGGREGATE   AVERAGE CUT-   DEBT     AVERAGE    AVERAGE
   RANGE OF         NUMBER OF    CUT-OFF DATE     CUT-OFF DATE     OFF DATE    SERVICE  MORTGAGE   REMAINING        WEIGHTED
   MORTGAGE          MORTGAGE     PRINCIPAL        PRINCIPAL      PRINCIPAL   COVERAGE  INTEREST    TERM TO      AVERAGE CURRENT
    RATES             LOANS         BALANCE          BALANCE        BALANCE     RATIO     RATE      MATURITY           LTV
----------------------------------------------------------------------------------------------------------------------------------
    < 7.000 %            5       $   85,470,281      4.71%       $17,094,056      1.37x    6.7897%    120.2        73.18%
  7.001 - 7.250         39          280,447,897     15.44          7,190,972      1.32     7.1542     140.8        76.36
  7.251 - 7.500         51          381,694,226     21.01          7,484,201      1.37     7.4299     128.1        73.65
  7.501 - 7.750         63          283,105,906     15.58          4,493,745      1.39     7.6401     130.4        72.16
  7.751 - 8.000         60          228,721,743     12.59          3,812,029      1.48     7.9120     127.4        70.34
  8.001 - 8.250         35          179,137,989      9.86          5,118,228      1.42     8.1047     134.9        71.61
  8.251 - 8.500         40          161,390,235      8.88          4,034,756      1.31     8.3408     156.2        73.27
  8.501 - 8.750         22           69,597,855      3.83          3,163,539      1.59     8.5997     171.4        71.41
  8.751 - 9.000         19           58,533,956      3.22          3,080,735      1.46     8.9269     165.3        64.49
  9.001 - 9.250         23           52,251,311      2.88          2,271,796      1.45     9.1399      78.9        71.34
  9.251 - 9.500         10           19,185,373      1.06          1,918,537      1.37     9.3747     129.2        58.98
  9.501 - 9.750          3           16,661,695      0.92          5,553,898      1.62     9.7344     175.0        75.94
 > 9.751                 1              342,690      0.02            342,690      1.45    10.0000     235.0        55.72
                       ---       -------------     ------       ------------      ----     ------     -----        ------
Total                  371       $1,816,541,155    100.00%      $  4,896,337      1.40x    7.7826     135.0        72.58%

(a) Column totals may not add due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                                                          AMORTIZATION TYPES

                                                PERCENTAGE OF                     WEIGHTED       WEIGHTED    WEIGHTED
                        NUMBER                    AGGREGATE        AVERAGE       AVERAGE DEBT    AVERAGE     AVERAGE     WEIGHTED
                          OF     CUT-OFF DATE   CUT-OFF DATE     CUT-OFF DATE      SERVICE       MORTGAGE    REMAINING    AVERAGE
                       MORTGAGE   PRINCIPAL       PRINCIPAL        PRINCIPAL      COVERAGE       INTEREST     TERMS TO    CURRENT
AMORTIZATION TYPE        LOANS     BALANCE         BALANCE          BALANCE         RATIO          RATE       MATURITY      LTV
----------------------------------------------------------------------------------------------------------------------------------
Balloon                   214    $  787,802,921      43.37%      $ 3,681,322       1.41x          7.8998%      129.3       71.31%
Fully Amortizing           35       128,117,543       7.05         3,660,501       1.59           8.5208       240.2       69.22
Hyper Amortizing          122       900,620,691      49.58         7,382,137       1.35           7.5749       125.0       74.17
                         ----    --------------     ------       -----------       ----           ------       -----       -----
TOTAL                     371    $1,816,541,155     100.00%      $ 4,896,337       1.40x          7.7826%      135.0       72.58%

(a) Column totals may not add due to rounding.

                                                    REMAINING TERM TO MATURITY (IN MONTHS)

                                                                                   WEIGHTED
                                                   PERCENTAGE                       AVERAGE     WEIGHTED   WEIGHTED
                                                  OF AGGREGATE     AVERAGE CUT-       DEBT       AVERAGE    AVERAGE     WEIGHTED
    RANGE OF       NUMBER OF     CUT-OFF DATE     CUT-OFF DATE      OFF DATE        SERVICE     MORTGAGE   REMAINING     AVERAGE
    REMAINING      MORTGAGE       PRINCIPAL        PRINCIPAL       PRINCIPAL       COVERAGE     INTEREST    TERM TO      CURRENT
TERM TO MATURITY    LOANS          BALANCE          BALANCE          BALANCE         RATIO        RATE      MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
      =<70             12       $   46,857,490        2.58%        $ 3,904,791       1.28x       8.7863%      42.1        68.61%
     71 - 90            9           23,916,188         1.32          2,657,354       1.32        7.7509       81.1        73.21
    91 - 100            1            3,129,039         0.17          3,129,039       1.26        7.8000       97.0        74.50
    101 - 110           4           16,245,959         0.89          4,061,490       1.75        8.4272      106.1        62.45
    111- 115           43          163,193,672         8.98          3,795,202       1.41        8.3027      114.5        69.70
    116 - 120         213        1,126,043,264        61.99          5,286,588       1.39        7.5847      117.9        73.18
    121 - 140           1            3,570,786         0.20          3,570,786       1.19        8.3700      136.0        72.87
    141 - 150           1           19,169,231         1.06         19,169,231       1.26        7.1300      142.0        74.52
    151 - 170           1            3,841,251         0.21          3,841,251       1.28        7.5400      170.0        57.33
     171-190           57          266,234,930        14.66          4,670,788       1.35        7.9882      176.7        73.58
    191 - 250          24           95,041,133         5.23          3,960,047       1.46        7.9856      235.8        72.36
     251-310            5           49,298,211         2.71          9,859,642       1.62        8.1556      295.0        70.39
                      ---       --------------       ------        -----------       ----        ------      -----        -----
TOTAL                 371       $1,816,541,155       100.00%       $ 4,896,337       1.40x       7.7826%     135.0        72.58%

(a) Column totals may not add due to rounding.


                                                                 YEAR OF ORIGINATION

                                                                                    WEIGHTED
                                                    PERCENTAGE                      AVERAGE     WEIGHTED     WEIGHTED
                                                   OF AGGREGATE       AVERAGE        DEBT        AVERAGE     AVERAGE     WEIGHTED
                       NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     CUT-OFF DATE    SERVICE     MORTGAGE    REMAINING    AVERAGE
                       MORTGAGE      PRINCIPAL      PRINCIPAL        PRINCIPAL      COVERAGE    INTEREST     TERM TO     CURRENT
YEAR OF ORIGINATION     LOANS         BALANCE        BALANCE          BALANCE        RATIO        RATE       MATURITY      LTV
----------------------------------------------------------------------------------------------------------------------------------
       1998               53      $  314,846,274       17.33        $5,940,496        1.33x      7.3998%       127.2      74.85%
       1997              317       1,497,200,539       82.42         4,723,030        1.41       7.8586        136.7      72.14
       1996                1           4,494,343        0.25         4,494,343        1.54       9.2500        105.0      59.92
                         ---      --------------      ------        ----------        ----       ------        -----      -----
TOTAL                    371      $1,816,541,155      100.00%       $4,896,337        1.40x      7.7826        135.0      72.58

(a) Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                     OVERVIEW OF SOURCES OF MORTGAGE LOANS

o 211 of the Mortgage Loans (the "ContiTrade Loans"), which represent 37.6% of the Initial Pool Balance, are currently held by ContiTrade Services L.L.C. ("ContiTrade"). All of the ContiTrade Loans were originated by ContiTrade or its affiliates.

o 161 of the Mortgage Loans (the "GACC Mortgage Loans"), which represent 24.9% of the Initial Pool Balance, are currently held by German American Capital Corporation ("GACC"). All of the GACC Mortgage Loans were originated by GACC or its affiliates.

o 40 of the Mortgage Loans (the "MSMC Mortgage Loans"), which represent 16.5% of the Initial Pool Balance, are currently held by Morgan Stanley Mortgage Capital Inc. ("MSMC"). All of the MSMC Mortgage Loans were originated by MSMC or its affiliates.

o 47 of the Mortgage Loans (the "RMF Loans"), which represent 12.2% of the Initial Pool Balance, are currently held by Red Mountain Funding, L.L.C. ("RMF"). All of the RMF Loans were originated by RMF or its affiliates.

o 62 of the Mortgage Loans (the "BCMC Mortgage Loans"), which represent 8.8% of the Initial Pool Balance, are currently held Boston Capital Mortgage Company Limited Partnership ("BCMC"). All of the BCMC Loans were originated by BCMC or purchased from Llama Capital Services, L.L.C.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

DEUTSCHE MORGAN GRENFELL INC.
31 WEST 52ND STREET
NEW YORK, NY  10019


REAL ESTATE FINANCE
-------------------

Steve Stuart     Phone: (212) 469-8444
Director         Fax:   (212) 469-8518

Joel Horne       Phone: (212) 469-7602
Director         Fax:   (212) 469-8518

Eric Schwartz    Phone: (212) 469-4542
Director         Fax:   (212) 469-8518

Kenneth Gilison  Phone: (212) 469-6791
Vice President   Fax:   (212) 469-8518

Greg Hartch      Phone: (212) 469-2748
Vice President   Fax:   (212) 469-8518

Michelle Huang   Phone: (212) 469-8939
Associate        Fax:   (212) 469-8518

Lee McGill       Phone: (212) 469-3619
Associate        Fax:   (212) 469-8518

Janet Whang      Phone: (212) 469-3672
Associate        Fax:   (212) 469-8518


MORTGAGE TRADING AND ANALYTICS
------------------------------

John Cutting     Phone: (212) 469-7730
Director         Fax:   (212) 469-7558

Adam Behlman     Phone: (212) 469-8576
Vice President   Fax:   (212) 469-7558

Lawrence Lee     Phone: (212) 469-8676
Vice President   Fax:   (212) 469-7558

Scott Waynebern  Phone: (212) 469-7730
Associate        Fax:   (212) 469-7558


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

MORGAN STANLEY DEAN WITTER
1585 BROADWAY
NEW YORK, NY 10036


REAL ESTATE FINANCE
-------------------

Russ Rahbany       Phone: (212) 761-7468
Principal          Fax:   (212) 761-0524

Pamela Hudson      Phone: (212) 761-4351
Vice President     Fax:   (212) 761-0511

Alexander Gilbert  Phone: (212) 761-7484
Associate          Fax:   (212) 761-0525


MORTGAGE TRADING AND ANALYTICS
------------------------------

Louis Colosimo     Phone: (212) 761-2022
Managing Director  Fax:   (212) 761-0711

Tom Jackivicz      Phone: (212) 761-2020
Vice President     Fax:   (212) 761-0711

Sunil Madan        Phone: (212) 761-2016
Associate          Fax:   (212) 761-0711


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

LLAMA COMPANY
ONE MCILROY PLAZA, SUITE 302
FAYETTEVILLE, ARKANSAS 72701


MORTGAGE TRADING AND ANALYTICS
------------------------------

S. Michael Lucash   Phone:  (501) 444-4005
Managing            Fax:    (501) 444-4018
Director

Stephen Mansfield   Phone:  (501) 444-4067
Director            Fax:    (501) 444-4050

Marsha Dunbar       Phone:  (501) 444-4054
Vice President      Fax:    (501) 444-4050


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

SOUTHTRUST CAPITAL FUNDING
420 NORTH 20TH STREET
BIRMINGHAM, ALABAMA 35203


REAL ESTATE CAPITAL MARKETS
---------------------------

Lawrence Katz      Phone: (205) 254-5956
Managing Director  Fax:   (205) 254-4705


SOUTHTRUST SECURITIES, INC.
112 20TH STREET NORTH, 7TH FLOOR
BIRMINGHAM, ALABAMA 35203


INSTITUTIONAL SALES & TRADING
-----------------------------

Jim Hudgins            Phone: (205) 254-5357
Senior Vice President  Fax:   (205) 254-5188

Bart Singleton         Phone: (205) 254-5691
Group Vice President   Fax:   (205) 254-5441

Rick Botthof           Phone: (205) 254-5842
Asst. Vice President   Fax:   (205) 254-5144


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CONTIFINANCIAL SERVICES CORPORATION
277 PARK AVENUE, 38TH FLOOR
NEW YORK, NEW YORK 10172


REAL ESTATE CAPITAL MARKETS
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Steve Wendel    Phone: (212) 207-2838
Director        Fax:   (212) 207-5251

Sue Valenti     Phone: (212) 672-2950
Director        Fax:   (212) 953-0406


SALES & TRADING
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John Banu          Phone: (212) 207-2840
Managing Director  Fax:   (212) 207-2868


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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.